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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement File Nos. 333-77247, 333-77249, 333-77591 of Lakes Entertainment, Inc. on Form S-8 of our report dated March 24, 2004, appearing in the Annual Report on Form 10-K of Lakes Entertainment, Inc. for the year ended December 28, 2003.



Minneapolis, Minnesota
March 26, 2004